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                                                                    EXHIBIT 99.4

                                                                          Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                $ 2,724,412,350.06
Beginning of the Month Finance Charge Receivables:           $   122,550,039.88
Beginning of the Month Discounted Receivables:               $             0.00
Beginning of the Month Total Receivables:                    $ 2,846,962,389.94

Removed Principal Receivables:                               $             0.00
Removed Finance Charge Receivables:                          $             0.00
Removed Total Receivables:                                   $             0.00

Additional Principal Receivables:                            $             0.00
Additional Finance Charge Receivables:                       $             0.00
Additional Total Receivables:                                $             0.00

Discounted Receivables Generated this Period:                $             0.00

End of the Month Principal Receivables:                      $ 2,642,515,677.67
End of the Month Finance Charge Receivables:                 $   125,027,951.06
End of the Month Discounted Receivables:                     $             0.00
End of the Month Total Receivables:                          $ 2,767,543,628.73

Special Funding Account Balance                              $             0.00
Aggregate Invested Amount (all Master Trust Series)          $ 2,300,000,000.00
End of the Month Transferor Amount                           $   342,515,677.67
End of the Month Transferor Percentage                                    12.96%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                  RECEIVABLES

     30-59 Days Delinquent                                   $    61,053,470.27
     60-89 Days Delinquent                                   $    45,830,613.41
     90+ Days Delinquent                                     $   101,518,284.91

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                                                                          Page 2

     Total 30+ Days Delinquent                                 $ 208,402,368.59
     Delinquent Percentage                                                 7.53%

Defaulted Accounts During the Month                            $  20,063,362.42
Annualized Default Percentage                                              8.84%

Principal Collections                                            375,517,214.43
Principal Payment Rate                                                    13.78%

Total Payment Rate                                                        14.72%


INVESTED AMOUNTS


     Class A Initial Invested Amount                           $ 322,000,000.00
     Class B Initial Invested Amount                           $  28,000,000.00


INITIAL INVESTED AMOUNT                                        $ 350,000,000.00

     Class A Invested Amount                                   $ 368,000,000.00
     Class B Invested Amount                                   $  32,000,000.00

INVESTED AMOUNT                                                $ 400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            14.68%
PRINCIPAL ALLOCATION PERCENTAGE                                           14.68%


MONTHLY SERVICING FEE                                          $     500,000.00

INVESTOR DEFAULT AMOUNT                                        $   2,945,722.93


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               92.00%

     Class A Finance Charge Collections                        $   6,341,811.57
     Other Amounts                                             $           0.00

TOTAL CLASS A AVAILABLE FUNDS                                  $   6,341,811.57

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                                                                         Page 3

     Class A Monthly Interest                                  $   1,732,360.00
     Class A Servicing Fee                                     $     460,000.00
     Class A Investor Default Amount                           $   2,710,065.10

TOTAL CLASS A EXCESS SPREAD                                    $   1,439,386.47


REQUIRED AMOUNT                                                $           0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.00%

     Class B Finance Charge Collections                        $     551,461.86
     Other Amounts                                             $           0.00

TOTAL CLASS B AVAILABLE FUNDS                                  $     551,461.86


     Class B Monthly Interest                                  $     153,751.11
     Class B Servicing Fee                                     $      40,000.00


TOTAL CLASS B EXCESS SPREAD                                    $     357,710.75


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                            $   1,797,097.22


     Excess Spread Applied to Required Amount                  $           0.00

     Excess Spread Applied to Class A Investor                 $           0.00
     Charge Offs

     Excess Spread Applied to Class B                          $     235,657.83
     Interest, Servicing Fee and
     Default Amount


     Excess Spread Applied to Reductions of                    $           0.00
     Class B Invested Amount
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                                                                          Page 4

     Excess Spread Applied to Monthly Cash
     Collateral Fee                                             $    26,133.33

     Excess Spread Applied to Cash Collateral                   $         0.00
     Account

     Excess Spread Applied to other amounts owed                $ 1,535,306.06
     Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                     $         0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL                 $         0.00
SERIES IN GROUP I


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                  $         0.00
SERIES 1995-C

     Excess Finance Charge Collections Applied to               $         0.00
     Required Amount

     Excess Finance Charge Collections Applied to               $         0.00
     Class A Investor Charge Offs

     Excess Finance Charge Collections Applied to               $         0.00
     Class B Interest, Servicing Fee and
     Default Amounts

     Excess Finance Charge Collections Applied to               $         0.00
     Reductions of Class B Invested Amount

     Excess Finance Charge Collections Applied to               $         0.00
     Monthly Cash Collateral Fee

     Excess Finance Charge Collections Applied to               $         0.00
     Cash Collateral Account

     Excess Finance Charge Collections Applied to               $         0.00
     other amounts owed Cash Collateral Depositor

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                                                                          Page 5

YIELD AND BASE RATE --

     Base Rate (Current Month)                                             8.06%
     Base Rate (Prior Month)                                               8.73%
     Base Rate (Two Months Ago)                                            7.70%

THREE MONTH AVERAGE BASE RATE                                              8.16%

     Portfolio Yield (Current Month)                                      11.84%
     Portfolio Yield (Prior Month)                                        13.48%
     Portfolio Yield (Two Months Ago)                                     11.77%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.36%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

     Class A Principal Collections                              $ 50,723,107.91

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

     Class B Principal Collections                              $  4,410,705.04

TOTAL PRINCIPAL COLLECTIONS                                     $ 55,133,812.95

REALLOCATED PRINCIPAL COLLECTIONS
                                                                $          0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES        $          0.00


CLASS A SCHEDULED AMORTIZATION --

     Controlled Amortization Amount                             $          0.00
     Deficit Controlled Amortization Amount                     $          0.00

CONTROLLED DEPOSIT AMOUNT                                       $          0.00
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                                                                          Page 6
CLASS B SCHEDULED AMORTIZATION --

     Controlled Accumulation Amount                            $           0.00
     Deficit Controlled Accumulation Amount                    $           0.00

CONTROLLED DEPOSIT AMOUNT                                      $           0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                              $  55,133,812.95


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                   $           0.00

CLASS B INVESTOR CHARGE OFFS                                   $           0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                        $           0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                        $           0.00


CASH COLLATERAL ACCOUNT --


     Required Cash Collateral Amount                           $  52,000,000.00
     Available Cash Collateral Amount                          $  52,000,000.00


TOTAL DRAW AMOUNT                                              $           0.00
CASH COLLATERAL ACCOUNT SURPLUS                                $           0.00


                                                 First USA Bank, NA
                                                 as Servicer


                                                 By: /s/ Tracie Klein
                                                    ----------------------------
                                                         Tracie H. Klein
                                                         First Vice President